Exhibit 10bk

SECOND AMENDMENT TO CONTRACT

     THIS SECOND AMENDMENT TO CONTRACT made as of the 20th day of April, 2006 by and between TRANSTECH INDUSTRIES, INC., a Delaware corporation ("Transtech"), BIRCHCREST, INC., a New Jersey corporation ("Birchcrest"), and KINSLEY LANDFILL, INC., a New Jersey corporation ("Kinsley"), all having an address at 200 Centennial Avenue, Piscataway, New Jersey 08854 (collectively hereinafter referred to as "Seller") and BWF DEVELOPMENT LLC. a New Jersey limited liability company, having an address at 140 Mountain Avenue, Suite 203, Springfield, New Jersey 07081 ("Purchaser").

     WHEREAS, Seller and Purchaser entered into that Agreement of Purchase and Sale dated May 17, 2001, as amended (the "Agreement"), for real estate (the "Premises") located in Deptford Township, (Gloucester County, New Jersey; and

     WHEREAS, the parties desire to extend the Closing Date of the Agreement;
and

     WHEREAS, Purchaser has obtained Subdivision Approval from Deptford Township, as provided by the Amendment to Contract dated December 2002, and the parties wish to perfect the subdivision by recording the Subdivision Deed; and

     WHEREAS, the parties desire to provide that the Premises, which consists of several lots owned by separate entities comprising Seller, will be conveyed at Closing by separate Deeds from the respective owners, with the Purchase Price to be allocated as set forth herein; and

     WHEREAS, the parties wish to provide Seller a drainage easement across a portion of the Premises; and

     WHEREAS, the parties desire to amend the Agreement to provide for the foregoing, subject to the terms and conditions set forth herein.

NOW THEREFORE, the parties agree as follows:

1. Paragraph 3 of the Agreement is modified to provide that the Closing Date shall be on or before December 15, 2006 upon 10 days notice from Seller, subject to agreement of the Parties. Seller shall deliver the Premises at Closing vacant, unoccupied and free of all tenancies, except for the Tower Lease.

2. Seller shall execute the Subdivision and Consolidation Deed in the form attached hereto as Exhibit A and deliver same to Purchaser by April 20, 2006, to be recorded in the Office of the Gloucester County Clerk. Seller shall also execute and deliver to Purchaser by April 20, 2006, an Affidavit of Consideration, a Seller's Residency Certification/Exemption in standard forms, and any other ancillary forms necessary to record the Subdivision and Consolidation Deed. In the event that the Closing does not occur through no fault of Seller, Purchaser shall reimburse Seller within thirty (30) days the reasonable costs, not to exceed $2,500, of obtaining a minor subdivision approval to undo the Subdivision and Consolidation Deed and to restore the tax lots to their current configuration.

3. Seller shall provide at Closing separate Deeds for the Premises, and Paragraph 9(a) of the Agreement is hereby modified accordingly, with the Purchase Price allocated as follows:

(a) Transtech Industries, Inc. (formerly Scientific, Inc.) shall convey Lot 71 Block 387.01 for consideration of One Hundred Fifty Thousand ($150,000.00) Dollars;

(b) Birchcrest, Inc. shall convey Lot 77 Block 387.01 for consideration of One Hundred Fifty Thousand ($150,000.00) Dollars; and

(c) Kinsley Landfill, Inc. shall convey Lots 65,70 (as subdivided pursuant to Subdivision Plan and 72 for consideration of One Million Eight Hundred Fifty Three Thousand ($1,853,000.00) Dollars.

4. Purchaser acknowledges that a portion of the property to be retained by Seller currently drains across a portion of the Premises to be conveyed to Purchaser and into a storm sewer pipe located on the Premises. Purchaser agrees to grant to Seller a non-exclusive drainage easement to permit the continued flow of such drainage across the Premises within the area to be designated the "Drainage Easement Area", as depicted on Exhibit B annexed hereto. The drainage easement shall be set forth in an agreement which shall contain reasonable conditions, including indemnification for damage or injury arising in connection with the drainage easement, and Purchaser's right to relocate the easement, provided same does not materially affect Seller's drainage rights. Seller's attorney shall prepare and deliver the draft drainage easement agreement to Purchaser's attorney within thirty (30) days of the date hereof, and the parties shall work together to finalize the document within (90) ninety days of the date hereof and to attach the finalized document hereto as Exhibit C, to be executed and delivered by the parties at Closing, and to be recorded immediately after recordation of the Deed conveying the Premises, in the Office of the Gloucester County Clerk

5.  Purchaser represents that as of the date hereof:

(a) It is not aware of any default by seller of its obligations under the Contract;

(b) Purchaser will accept a conveyance of the Premises subject to all environmental conditions that existed as of April 1, 2006, except for surface debris which seller is obligated to remove pursuant to Section 2 of the Amendment to Contract dated December 2002, subject to an inspection of the Premises by Purchaser's environmental consultant to be conducted promptly after the date hereof confirming no change from its condition as of December 20, 2002, unless such change was caused by Purchaser. Purchaser shall be entitled to a credit at Closing for the cost of said inspection in the amount of $1,200.00. The Premises shall be subject to a final inspection at or just prior to Closing that discloses no change from the condition as of April 1, 2006, unless such change was caused by Purchaser;

(c) Subject to Seller delivering the Premises vacant and free of tenancies as required by the Contract and a title rundown at closing disclosing no intervening lien not created by Purchaser, the state of title as disclosed in the January 22, 2003 title commitment (#3621-01199) of Chicago Title is acceptable including the subdivision of the Premises as set forth in the Deed attached hereto.

6.  Seller represents that as of the date hereof:

(a) It is not aware of any default by Purchaser of its obligations under the Contract;

(b) It is not aware of any change in the environmental condition of the Premises from its condition as of December 20, 2002;

(c) It is not aware of any defects in title to the Premises that have arisen after January 22, 2003.

7. Seller and Purchaser represent that as of the date hereof (i) the Contract is in full force and effect, and (ii) they are not aware of any reason why closing cannot take place on December 15, 2006 as provided for herein.

8. Unless specifically modified herein, all capitalized terms shall have the same meaning as ascribed to them in the Agreement. As modified by this Second Amendment to Contract, the Agreement shall continue unaltered in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Second Amendment to Contract to be executed by their duly authorized, legal representatives as of the date first above written.

                                          BWF DEVELOPMENT, LLC

                                          By:/s/ Stuart E. Wainberg
                                                 Stuart E. Wainberg, Member

                                          TRANSTECH INDUSTRIES, INC.

                                          By: /s/ Robert V. Silva
                                                  Robert V. Silva, President

                                          BIRCHCREST, INC.
                                          By: /s/ Robert V. Silva
                                                  Robert V  Silva, President

                                          KINSLEY LANDFILL, INC.

                                          By: /s/ Robert V. Silva
                                                  Robert V. Silva, President



EXHIBIT A
::ODMA\PCDOCS\GHCDOCS\525250\1

                                          Prepared By:



SUBDIVISION AND CONSOLIDATION
DEED

     This Deed is made on , 2006

     KINSLEY LANDFILL, INC., whose address is 200 Centennial Avenue, Suite 202, Piscataway, New Jersey, 08854, referred to as the Grantors,

     AND

     KINSLEY LANDFILL, INC., whose address is 200 Centennial Avenue, Suite 202, Piscataway, New Jersey, 08854, referred to as the Grantees.

The words "Grantor" and "Grantee" shall mean all Grantors and all Grantees listed above.

1. Transfer of Ownership. The Grantor grants and conveys (transfer of ownership of) the property (called the "Property") described below to the Grantee. This transfer is made for the sum of ONE ($1.00) DOLLAR.

The Grantor acknowledges receipt of this money.

2.  Tax Map Reference. (N.J.S.A. 46:15-2.1) Township of Deptford Block No.
387.01 Lot No. 64 and P/O Lot 70 to be known as Lot 64, Account No.

( ) No property tax identification number is available on the date of this Deed. (Check box if applicable.)

3. Property. The property consists of land and all the buildings and structures on the land in the Township of Deptford, County of Gloucester, and State of New Jersey. The legal description is:

(X) Please see attached Legal Description annexed hereto and made a part hereof (check box if applicable)

THE PURPOSE OF THIS DEED IS TO MEMORIALIZE A MINOR SUBDIVISION AND CONSOLIDATION OF LOTS GRANTED BY THE DEPTFORD TOWNSHIP PLANNING BOARD FOR LOT 64 AND LOT 70 OF BLOCK 387.01, RESULTING IN A PARCEL TO BE KNOW AS BLOCK 387.01, LOT 70 AND A CONSOLIDATED PARCEL TO BE KNOWN AS BLOCK 387.01, LOT 64, IN ACCORDANCE WITH NJSA 40:55D-37.

"Pursuant to NJSA 40:55D-37, as amended, we certify that Subdivision application No. PMN009-04 as herein described was approved by the Deptford Township Planning Board on October 6, 2004, and extended by Resolution No. 2005-30, subject to this Deed of Conveyance being recorded with the Recording Officer on or before 190 days.

                                  CHAIRMAN, DEPTFORD TOWNSHIP
                                      PLANNNG BOARD

ATTEST:

SECRETARY, DEPTFORD TOWNSHIP
PLANNING BOARD

The address of the Property is: Block 387.01, Lot 64, and P/O 70 to be known as Lot 64 after consolidation.

4. Promises by Grantor. The Grantor promises that the Grantor has done no act to encumber the property. This promise is called a "covenant as to grantor's acts" (N.J.S.A. 46:4-6). This promise means that the Grantor has not allowed anyone else to obtain any legal rights which affect the Property (such as by making a mortgage or allowing a judgment to be entered against the Grantor).

5. Signatures. The Grantor signs this Deed as of the date at the top of the first page.

                                  KINSLEY LANDFILL, INC.
                                  BY:  /s/ Robert V. Silva
                                           Robert V. Silva, President
Attest:

/s/ Donna Woodward

STATE OF NEW JERSEY )
                    )SS:
COUNTY OF GLOUCESTER)

     I CERTIFY that on April 18, 2006,
Andrew J. Mayer personally came before me and this person acknowledged under oath, to my satisfaction, that:
a. this person is the Vice President of Kinsley Landfill, Inc., the corporation named in this Deed;
b. this person is the attesting witness to the signing of this Deed by the proper corporate officer who is the President of the corporation;
c. This Deed was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;
d. this person knows the proper seal of the corporation which was affixed to this Deed;
e. this person signed this proof to attest to the truth of these facts; and
f. the full and actual consideration paid or to be paid for the transfer of title is $1.00.
                                  /s/ Andrew J. Mayer, Jr.
                                 (Print name and title below)
                                  Andrew J. Mayer, Jr.
                                  VP

Signed and sworn to before me on
this 18th day of April, 2006

/s/ Donna Woodward

DONNA M. WOODWARD
A Notary Public of New Jersey
My Commission Expires April 6, 2008


Consulting engineer services
Engineers, Planners, and Land Surveyors

James M. Colangelo, Jr., PE: PP, CME
Chief Executive Officer

Henry J. Haley, PE, PP, CME
President

Norman K. Rodgers, III, PE, PLS, CME
Vice President

Joseph T. Brickley, PE, CME
Vice President

Margaret Kulik, PLS
Associate

March 2, 2006

LEGAL DESCRIPTION
NEW LOT 64 -BLOCK 387.01
EXHIBIT OF SUBDIVISION
AND FUTURE LOT CONSOLIDATION
LANDS SITUATE
DEPTFORD TOWNSHIP, GLOUCESTER COUNTY, NEW JERSEY

Beginning at a point in the Northwesterly right-of-way line of Hurffville Road (N.J. State Highway Route 41), perpendicular to and 40.00 Feet distant from the centerline thereof, said point being located the following described One (1) Course from a point common corner to Lots 65 & 73, Block 387.01, as shown on hereinafter described plan, and extending; Thence

a) Along the Northwesterly right-of-way line of Hurffvi1le Road, running parallel to and 40.00 Feet distant from the centerline thereof, North 22 Degrees 48 Minutes 40 Seconds East, a distance of 477.67 Feet to the point of beginning and extending from said beginning' point;
Thence

1) Along the Subdivision Line of New Lot 64, Block 387.01, North 50 Degrees 46 Minutes 51 Seconds West, a distance of 584.07 Feet, to a point; Thence

2) Continuing along same, North 73 Degrees 10 Minutes 51 Seconds West, a distance of 328.88 Feet, to a point; Thence

3) Continuing along same, South 32 Degrees 43 Minutes 13 Seconds West, a distance of 71.11 Feet, to a point; Thence

4) Continuing along same, South 45 Degrees 53 Minutes 18 Seconds West, a distance of 75.00 Feet, to a point; Thence

5) Continuing along same, South 51 Degrees 57 Minutes 37 Seconds West, a distance of 50.00 Feet, to a point; Thence

6) Continuing along same, South 59 Degrees 58 Minutes 08 Seconds West, a distance of 75.00 Feet, to a point; Thence

7) Continuing along same, South 70 Degrees 09 Minutes 57 Seconds West, a distance of 50.00 Feet, to a point; Thence

8) Continuing along same, South 76 Degrees 16 Minutes 02 Seconds West, a distance of 60.00 Feet, to a point; Thence

150 Delsea Drive, Suite 1, Sewell, NJ 08080
856-228-2200  Fax 856-232-2346  design@ces-1.com  www.ces-1.com
NJ Certificate of Authorization #GA276725

9) Continuing along same, North 89 Degrees 02 Minutes 05 Seconds West, a distance of 60.00 Feet, to a point; Thence

10) Continuing along same, North 80 Degrees 32 Minutes 58 Seconds West, a distance of 50.00 Feet, to a point; Thence

11) Continuing along same, North 67 Degrees 10 Minutes 19 Seconds West, a distance of 50.00 Feet, to a point; Thence

12) Continuing along same, North 61 Degrees 41 Minutes 08 Seconds West, a distance of 50.00 Feet, to a point; Thence

13) Continuing along same, North 49 Degrees 57 Minutes 16 Seconds West, a distance of 75.00 Feet, to a point; Thence

14) Continuing along same, North 42 Degrees 56 Minutes 22 Seconds West, a distance of 155.00 Feet, to a point; Thence

15) Continuing along same, North 47 Degrees 44 Minutes 04 Seconds West, a distance of 100.00 Feet, to a point; Thence

16) Continuing along same, South 87 Degrees 03 Minutes 21 Seconds West, a distance of 260.00 Feet, to a point; Thence

17) Continuing along same, North 79 Degrees 44 Minutes 01 Seconds West, a distance of 140.00 Feet, to a point; Thence

18) Continuing along same, North 60 Degrees 41 Minutes 24 Seconds West, a distance of 166.00 Feet, to a point; Thence

19) Continuing along same, North 44 Degrees 09 Minutes 11 Seconds West, a distance of 140.00 Feet, to a point; Thence

20) Continuing along same, North 35 Degrees 30 Minutes 03 Seconds West, a distance of 112.00 Feet, to a point; Thence

21) Continuing along same, North 30 Degrees 35 Minutes 52 Seconds West, a distance of 117.00 Feet, to a point; Thence

22) Continuing along same, North 35 Degrees 46 Minutes 14 Seconds West, a distance of 327.00 Feet, to a point in the Southeasterly division line of Lot 57, Block 387.01; Thence

23) Along the division line of Lot 57, Block 387.01, North 55 Degrees 13 Minutes 00 Seconds East, a distance of 101.75 Feet, to a point; Thence

24) Continuing along the division line of Lot 57, Block 387.01, South 57 Degrees 49 Minutes 00 Seconds East, a distance of 331.20 Feet, to a point; Thence

25) Continuing along same, South 76 Degrees 52 Minutes 00 Seconds East, a distance of 591.98 Feet, to a point; Thence

26) Continuing along same, North 83 Degrees 18 Minutes 00 Seconds East, a distance of 626.31 Feet, to a point; Thence

27) Continuing along same, South 55 Degrees 35 Minutes 00 Seconds East, a distance of 1243.40 Feet, to a point in the Northwesterly right-of-way line of Hurffville Road, aforesaid; Thence

28) Along the Northwesterly right-of-way line of Hurffville Road, running parallel to and 40.00 Feet distant from the centerline thereof, South 22 Degrees 48 Minutes 40 Seconds West, a distance of 327.77 Feet, to the point and place of beginning.

Hereinabove described "New Lot 64, Block 387.01", having an area of 25.81 Ac.+ - (including 14.76 Ac.+ - uplands), being Lot 64, and part of Lot 70, Block 387.01, is graphically shown on the plan entitled: EXHIBIT OF SUBDIVISION AND FUTURE LOT CONSOLIDATION, PLATE 30, BLOCK 387.01, NEW LOTS 64 AND 70, DEPTFORD TOWNSHIP, GLOUCESTER COUNTY, NEW JERSEY, as was prepared by Consulting Engineer Services, dated 03/02/2006, Ces Job # 2232.

/s/ Margaret Kulik
MARGARET KULIK,
Professional Land Surveyor
New Jersey License No. 38943

Consulting engineer services
Engineers, Planners, and land Surveyors

James M. Colangelo, Jr., PE: PP, CME
Chief Executive Officer

Henry J. Haley, PE, PP, CME
President

Norman K. Rodgers, III, PE, PLS, CME
Vice President

Joseph T. Brickley, PE, CME
Vice President

Margaret Kulik, PLS
Associate

March 2, 2006

LEGAL DESCRIPTION
REMAINDER OF LOT 70-BLOCK 387.01
EXHIBIT OF SUBDIVISION
AND FUTURE LOT CONSOLIDATION
LANDS SITUATE
DEPTFORD TOWNSHIP, GLOUCESTER COUNTY, NEW JERSEY

Beginning at a point in the widened Northeasterly right-of-way line of Delsea Drive (N.J. State Highway Route 47), as is shown on the hereinafter described plan, said point being common corner to Lots 57 & 70, Block 387.01, and extending from said point of beginning; Thence

1) Along the division line of Lot 57, Block 387.01, North 55 Degrees 13 Minutes 00 Seconds East, a distance of 354.00 Feet, to a point; Thence

2) Along the Subdivision line of New Lot 64, Block 387.01, South 35 Degrees 46 Minutes 14 Seconds East, a distance of 327.00 Feet, to a point; Thence

3) Continuing along same, South 30 Degrees 35 Minutes 52 Seconds East, a distance of 117.00 Feet, to a point; Thence

4) Continuing along same, South 35 Degrees 30 Minutes 03 Seconds East, a distance of 112.00 Feet, to a point; Thence

5) Continuing along same, South 44 Degrees 09 Minutes 11 Seconds East, a distance of 140.00 Feet, to a point; Thence

6) Continuing along same, South 60 Degrees 41 Minutes 24 Seconds East, a distance of 166.00 Feet, to a point; Thence

7) Continuing along same, South 79 Degrees 44 Minutes 01 Seconds East, a distance of 140.00 Feet, to a point; Thence

8) Continuing along same, North 87 Degrees 03 Minutes 21 Seconds East, a distance of 260.00 Feet, to a point; Thence

9) Continuing along same, South 47 Degrees 44 Minutes 04 Seconds East, a distance of 100.00 Feet, to a point; Thence

10) Continuing along same, South 42 Degrees 56 Minutes 22 Seconds East, a distance of 155.00 Feet, to a point; Thence

150 Delsea Drive, Suite 1, Sewell, NJ 08080
856-228-2200 Fax 856-232-2346 design@ces-1.com  www.ces-1.com
NJ Certificate of Authorization #GA276725

11) Continuing along same, South 49 Degrees 57 Minutes 16 Seconds East, a distance of 75.00 Feet, to a point; Thence

12) Continuing along same, South 61 Degrees 41 Minutes 08 Seconds East, a distance of 50.00 Feet, to a point; Thence

13) Continuing along same, South 67 Degrees 10 Minutes 19 Seconds East, a distance of 50.00 Feet, to a point; Thence

14) Continuing along same, South 80 Degrees 32 Minutes 58 Seconds East, a distance of 50.00 Feet, to a point; Thence

15) Continuing along same, South 89 Degrees 02 Minutes 05 Seconds East, a distance of 60.00 Feet, to a point; Thence

16) Continuing along same, North 76 Degrees 16 Minutes 02 Seconds East, a distance of 60.00 Feet, to a point; Thence

17) Continuing along same, North 70 Degrees 09 Minutes 57 Seconds East, a distance of 50.00 Feet, to a point; Thence

18) Continuing along same, North 59 Degrees 58 Minutes 08 Seconds East, a distance of 75.00 Feet, to a point; Thence

19) Continuing along same, North 51 Degrees 57 Minutes 37 Seconds East, a distance of 50.00 Feet, to a point; Thence

20) Continuing along same, North 45 Degrees 53 Minutes 18 Seconds East, a distance of 75.00 Feet, to a point; Thence

21) Continuing along same, North 32 Degrees 43 Minutes 13 Seconds East, a distance of 71.11 Feet, to a point; Thence

22) Continuing along same, South 73 Degrees 10 Minutes 51 Seconds East, a distance of 307.66 Feet, to a point in the division line of Lot 65, Block 387.01; Thence

23) Along the division line of Lot 65, Block 387.01, South 41 Degrees 47 Minutes 49 Seconds West, a distance of 832.22 Feet, to a point; Thence

24) Continuing along the division line of Lot 65, Block 387.01, South 36 Degrees 27 Minutes 11 Seconds East, a distance of 625.84 Feet, to a point in the division line of Lot 74, Block 387.01; Thence

25) Along the division line of Lot 74, Block 387.01, South 23 Degrees 32 Minutes 33 Seconds West, a distance of 2.32 Feet, to a point; Thence

26) Along the division line of Lot 75, Block 387.01, South 34 Degrees 38 Minutes 49 Seconds West, a distance of 290.04 Feet, to a point in the division line of Lot 77, Block 387.01; Thence

27) Along the division line of Lot 77, Block 387.01, South 55 Degrees 36 Minutes 28 Seconds West, a distance of 518.74 Feet, to a point in the Northeasterly right-of-way line of Delsea Drive (N.J. State Highway Route 47), perpendicular to and 33.00 Feet distant from the centerline thereof; Thence

28) Along the Northeasterly right-of-way line of Delsea Drive, running parallel to and 33.00 Feet distant from the centerline thereof, North 33 Degrees 45 Minutes 08 Seconds West, a distance of 1525.75 Feet, to a point in the division line of Lot 72, Block 387.01; Thence

29) Along the division line of Lot 72, Block 387,01, North 56 Degrees 14 Minutes 52 Seconds East, a distance of 250.00 Feet, to a point; Thence

30) Continuing along same, North 33 Degrees 45 Minutes 08 Seconds West, a distance of 683.30 Feet, to a point; Thence

31) Continuing along the division line of Lot 72, Block 387.01, South 56 Degrees 14 Minutes 52 Seconds West, a distance of 110.00 Feet, to a point common corner to Lots 70 & 71, Block 387.01 and in the division line of Lot 72, Block 387.01; Thence

32) Along the division line of Lot 71, Block 387.01, North 45 Degrees 03 Minutes 38 Seconds West, a distance of 203.96 Feet, to a point; Thence

33) Continuing along the division line of Lot 71, Block 387.01, South 56 Degrees 14 Minutes 52 Seconds West, a distance of 100.01 Feet, to a point in the Northeasterly right-of-way line of Delsea Drive (N.J. State Highway Route 47), perpendicular to and 33.00 Feet distant from the centerline thereof; Thence

34) Along the Northeasterly right-of-way line of Delsea Drive, running parallel to and 33.00 Feet distant from the centerline thereof, North 33 Degrees 45 Minutes 08 Seconds West, a distance of 210.00 Feet, to a point; Thence

35) North 56 Degrees 14 Minutes 52 Seconds East, a distance of 7.95 Feet, to a point; Thence

36) Still along the Northeasterly right-of-way line of Delsea Drive, running along a curve curving to the right, in a Northwesterly direction, having a radius of 17,185.00 Feet, with an interior angle of 00 Degrees 19 Minutes 46 Seconds, and an Arc length of 98.77 Feet, to the point and place of beginning.

Hereinabove described "Remainder of Lot 70, Block 387.01 ", containing 41.44 acres- +/-, is graphically shown on the plan entitled: EXHIBIT OF SUBDIVISION AND FUTURE LOT CONSOLIDATION, PLATE 30, BLOCK 387.01, NEW LOTS 64 AND 70, DEPTFORD TOWNSHIP, GLOUCESTER COUNTY, NEW JERSEY, as was prepared by Consulting Engineer Services, dated 03/02/2006, Ces Job # 2232.

/s/ Margaret Kulik
MARGARET KULIK
Professional Land Surveyor
New Jersey License No. 38943

GIT/REP-3
(11/04)
State of New Jersey
SELLER'S RESIDENCY CERTIFICATION/EXEMPTION
(C.55, P.L. 2004)

(Please Print or Type)

SELLER(S) INFORMATION (See Instructions, Page 2)

Name(s)
Kinsley Landfill, Inc.

Current Resident Address:
Street: 200 Centennial Ave   Suite 202

City, Town, Post Office             State                       Zip Code
Piscataway                            NJ                          08854

PROPERTY INFORMATION (Brief Property Description)

Block(s)                    Lot(s)                        Qualifier
387.01                      64 and 70

Street Address:
Routes 47 and 41

City, Town, Post Office              State                Zip Code
Deptford                               NJ

Seller's Percentage of Ownership     Consideration        Closing Date
100%                                  $1.00

SELLER ASSURANCES (Check the Appropriate Box)

1. ( ) I am a resident taxpayer of the State of New Jersey pursuant to N.J.S.A. 54A:1-1 et seq. and will file a resident gross income tax return and pay any applicable taxes on any gain or income from the disposition of this property.

2. ( ) The real property being sold or transferred is used exclusively as my principal residence within the meaning of section 121 of the federal Internal Revenue Code of 1986, 26 U.S.C. s. 121.

3. ( ) I am a mortgagor conveying the mortgaged property to a mortgagee in foreclosure or in a transfer in lieu of foreclosure with no additional consideration.

4. ( ) Seller, transferor or transferee is an agency or authority of the United States of America, an agency or authority of the State of New Jersey, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, or a private mortgage insurance company.

5. ( ) Seller is not individual, estate or trust and as such not required to make an estimated payment pursuant to N.J.S.A.54A:1-1 et seq.

6. (X) The total consideration for the property is $1,000 or less and as such, the seller is not required to make an estimated payment pursuant to N.J.S.A. 54A:5-1-1 et seq.

7. ( ) The gain from the sale will not be recognized for Federal income tax purposes under I.R.C. Section 721, 1031, 1033 or is a cemetery plot. (CIRCLE THE APPLICABLE SECTION). If such section does not ultimately apply to this transaction, the seller acknowledges the obligation to file a New Jersey income tax return for the year of the sale.

SELLER(S) DECLARATION

The undersigned understands that this declaration and its contents may be disclosed or provided to the New Jersey Division of Taxation and that any false statement contained herein could be punished by fine, imprisonment, or both. I furthermore declare that I have examined this declaration and, to the best of my knowledge and belief, it is true, correct and complete.

                                        /s/ Robert V. Silva
Date                                    Signature
                          (Seller) Please indicate if Power of Attorney
                                   or Attorney in Fact

Date                                    Signature
                          (Seller) Please indicate if Power of Attorney
                                   or Attorney in Fact

Seller's Residency Certification/Exemption Instructions

This form is to be completed by individuals, estates, trusts or any other entity selling or transferring property in New Jersey not subject to the Gross Income Tax estimated payment requirements under C55, P.L. 2004.

Name(s): Name of seller(s). If more than one owner separate forms must be used except for Husband & Wife that file their income tax returns jointly.

Address: Seller(s) primary residence or place of business. Do not use the address of the property being sold. Unless a new residence (permanent place of abode, domicile) has been established in New Jersey and said new residence is listed under seller(s) information, the seller(s) is considered a nonresident. Part-year residents will be considered nonresidents.

Nonresident seller(s) will be required to make an estimated Gross Income Tax payment if they do not meet any of the seller(s) assurances.

Property Information: Information as listed on deed of property being sold.

Percentage of Ownership: If there is more than one owner list sellers % of ownership.

Consideration: "Consideration" means in the case of any deed, the actual amount of money and the monetary value of any other thing of value constituting the entire compensation paid or to be paid for the transfer of title to the lands, tenements or other realty, including the remaining amount of any prior mortgage to which the transfer is subject or which is assumed and agreed to be paid by the grantee and any other lien or encumbrance not paid, satisfied or removed in connection with the transfer of title. If there is more than one owner, indicate seller's portion of total consideration received. If the total consideration for the property is $1,000 or less complete the Seller's Residency Certification/Exemption form GIT/REP-3 and check box 6 under Seller's Assurances.

Seller Assurances: If you meet one of the seven criteria listed you are not required to make a tax payment at this time. Check which box is appropriate to your situation.

Persons claiming an exemption under block #2 must be claiming an income/gain exclusion on their federal return for the property being sold within the meaning of .121 of the Internal Revenue Code of 1986.

Signature: Seller(s) must sign and date the declaration. If the seller's representative is signing the declaration a copy of the power of attorney form or letter signed by the seller granting this authority must be attached.

All information requested on this form must be completed. Failure to complete the form in its entirety will result in the deed not being recorded.

This form must be completed at the time of closing and given to the buyer or the buyer's attorney.

The buyer or buyer's attorney must submit the original Seller's Residency Certification/Exemption (GIT/REP-3) to the county clerk at the time of recording the deed. Failure to submit the Seller's Residency Certification/Exemption (GIT/REP-3) or Nonresident Seller's Tax Declaration (GIT/REP-1) or a Nonresident Seller's Tax Prepayment Receipt (GIT/REP-2) will result in the deed not being recorded.

The county clerk will attach this form to the deed when recording the deed.

Additional information regarding the Gross Income Tax estimated payment requirements on the sale of real estate can be found on the Division of Taxation's web page at www.state.nj.us/treasury/taxation.

RTF-1 (Rev. 8/2004)
STATE OF NEW JERSEY
AFFIDAVIT OF CONSIDERATION FOR USE BY SELLER
(Chapter 49, P.L 1968, as amended through Chapter 66, P.L. 2004)
To be recorded with deed pursuant to Chapter 49, P.L. 1968, as amended by Chapter 308, P.L. 1991 (N.J.S.A 46:15-5 et seq.)
BEFORE COMPLETING THIS AFFIDAVIT, PLEASE READ THE INSTURCTIONS ON THE REVERSE SIDE OF THIS FORM

STATE OF NEW JERSEY                              FOR RECORDERS USE ONLY
                                       Consideration        $
                     }ss.              RTF paid by seller   $
                                       Date                 By
                                       *Use symbol "C" to indicate
                                       that fee is exclusively for county use.

COUNTY OF

(1) PARTY OR LEGAL REPRESENTATIVE (See Instructions # 3 and #4 on reverse side)

Deponent, , being duly sworn according to law upon his/her oath,
       (Name)
deposes and says that he/she is the       in a deed dated      transferring
(Grantor, Grantee, Legal Representative, Corporate Officer, Officer of Title Co Lending Institution, etc.)

real property identified as Block number 387 .01 Lot number 64 and 70 located at Deptford Township, Gloucester County NJ and annexed thereto.
(Street Address, Municipality, County)

(2) CONSIDERATION   $ 1.00  (See Instructions #1 and #5 on reverse side)

(3) FULL EXEMPTION FROM FEE (See Instruction #6 on reverse side)
Deponent states that this deed transaction Is fully exempt from the Realty Transfer Fee imposed by C. 49, P.L 1968, as amended through Chapter 66, P.L. 2004, for the following reason(s). Mere reference to exemption symbol is insufficient. Explain in detail.

A - For consideration of less than $100.00

(4).PARTIAL EXEMPT10N FROM FEE (See Instruction #7 on reverse side)
PARTIAL EXEMPTION FROM FEE EXEMPTION FROM FEE (See Instructions #7 on reverse side)
NOTE: All boxes below apply to grantor(s) only. ALL BOXES IN APPROPRIATE CATEGORY MUST BE CHECKED. Failure to do so will void claim for partial exemption.

Deponent claims that this deed transaction is exempt from State portions of the Basic Fee, Supplemental Fee, and General Purpose Fee, as applicable, imposed by
C. 176, P.L 1975, C. 113, P.L. 2004 and C. 66, P.L 2004 for the following reason(s);
A. SENIOR CITIZEN   Grantor(s) ( ) 62 years of age or over *   (See instructions
# 7  on reverse side for A or B)

B. BLIND PERSON    Grantor(s) ( ) legally blind or;*
DISABLED PERSON     Grantor(s) ( ) permanently and totally disabled
( ) Receiving disability payments   ( ) Not gainfully employed*

Senior citizens, blind or disabled persons must also meet all of the following criteria.

( )  Owned and occupied by grantor(s) at time of sale.
( )  Resident of the State of New Jersey.
( )  One or two-family residential premises.
( )  Owners as joint tenants must all qualify.

* IN THE CASE OF HUSBAND AND WIFE, ONLY ONE GRANTOR NEEDS TO QUALIFY IF OWNED AS TENANTS BY THE ENTIRETY.

C. LOW AND MODERATE INCOME HOUSING (See Instruction #7 on reverse side)
( ) Affordable according to H.U.D. standards.
( ) Reserved for occupancy.
( ) Meets income requirements of region.
( ) Subject to resale controls.

(5) NEW CONSTRUCTION (See Instructions #8 and #10 on reverse side)
( ) Entirely new improvement.
( ) Not previously occupied.
( ) Not previously used for any purpose.
( ) "NEW CONSTRUCTION" printed clearly at the top of the first page of the deed.

Deponent makes this Affidavit to induce county clerk or register of deeds to record the deed and accept the fee submitted herewith in accordance with the provisions of Chapter 49, P.L. 1968,as amended through Chapter 66, P.L. 2004.

Subscribed and sworn to before me
this 18th day of April,2006

/s/ Donna M. Woodward           /s/ Robert V. Silva    Kinsley Landfill, Inc.
                                 Signature of Deponent    Grantor Name

                             Deponent Address   Grantor Address at Time of Sale

DONNA M. WOODWARD
A Notary Public of New Jersey             Name/Company of Settlement Officer
My Commission Expires April 6, 2008

                                           FOR OFFICIAL USE ONLY
                                    Instrument Number         County
                                    Deed Number           Book       Page
                                    Deed Dated            Date Recorded


The Director of the Division of Taxation in the Department of the Treasury has prescribed this form, as required by law.
This form may not be altered or amended without the approval of the Director. For further information on the Realty Transfer Fee or to print a copy of this Affidavit, visit the Division of Taxation website at www.state.nj.us/treasury/taxation/lpt/localtax.htm.


INSTRUCTIONS FOR FILING FORM RTF-1, AFFIDAVIT OF CONSIDERATION FOR USE BY SELLER
1. STATEMENT OF CONSIDERATION AND REALTY TRANSFER FEE PAYMENT ARE PREREQUISITES FOR DEED RECORDING
     No county recording officer shall record any deed evidencing transfer of title to real property unless (a) the consideration is recited in the deed, or
(b) an Affidavit by one or more of the parties named in the deed or by their legal representatives declaring the consideration is annexed for recording with the deed, and (c) for conveyances and transfers of property for which the total consideration recited in the deed is not in excess of $350,000, a fee is remitted at the rate of $2.00/$500 of consideration or fractional part thereof not in excess of $150,000; $3.35/$500 of consideration or fractional part thereof in excess of $150,000 but not in excess of $200,000; and $3.90/$500 of consideration or fractional part thereof in excess of $200,000. For transfers of property for which the total consideration recited in the deed is in excess of $350,000, a fee is remitted at the rate of $2.90/$500 of consideration or fractional part not in excess of $150,000; $4.25/$500 of consideration or fractional part thereof in excess of $150,000 but not in excess of $200,000; $4.80/$500 of consideration or fractional part thereof in excess of $200,OOO but not in excess of $550,000; $5.30/$500 of consideration or fractional part thereof in excess of $550,000 but not in excess of $850,000; $5.80/$500 of consideration or fractional part thereof in excess of $850,00 but not in $1,000,000; and $6.05/$500 of consideration or fractional part thereof in excess of $1,000,000, which fee shall be paid in addition to the recording fees imposed by Chapter 123, P.L 1965, Section 2 (C. 22A:4-4.1) as amended by Chapter 370, P.L. 2001, through Chapter 66, P.L 2004, which fee shall be paid to the county recording officer at the time the deed is offered for recording/transfer. Of these fees, $.75/$500 of consideration or fractional part in excess of $150,000 paid to the State Treasurer is credited to the Neighborhood Preservation Nonlapsing Revolving Fund.
     In addition to all other fees imposed under Chapter 49, P.L 1968 (C. 46:15-5 et seq.) as amended through Chapter 66, P.L 2004, there is imposed upon the grantee of a deed for the transfer of real property zoned for residential use, whether improved or not, for consideration in excess of $1,000,000 recited in the deed a fee in an amount equal to 1 percent of the entire amount of such consideration, which fee shall be collected by the county recording officer at the time the deed is offered for recording/transfer. Filing of RTF-1EE is required.
2. WHEN AFFIDAVIT MUST BE ANNEXED TO DEED
     This Affidavit must be annexed to and recorded with the deed when entire consideration is not recited in deed or the acknowledgement or proof of the execution, when exemption from the fee is claimed by grantor, and for transfers of "new construction." (See Instruction #8 below.) Grantees or buyers involved in the transfer of property zoned for residential use, whether improved or not, for entire consideration in excess of $1,000,000, must file an Affidavit of Consideration for Use by Buyer, form RTF-1EE.
3. LEGAL REPRESENTATIVE-"Legal representative" is to be interpreted broadly to include any person actively and responsibly participating in the transaction, such as, but not limited to: an attorney representing one of the parties; a closing officer of a title company or lending institution participating in the transaction; a holder of power of attorney from grantor or grantee.
4. OFFICER OF CORPORATE GRANTOR OR CORPORATE GRANTEE/OFFICER OF TITLE COMPANY OR LENDING INSTITUTION
     Where a deponent is an officer of corporate grantor or grantee, state the name of corporation and officer's title or where a deponent is a closing officer of a title company or lending institution participating in the transaction, state the name of the company or institution and officer's title.
5. CONSIDERATION-"Consideration" means in the case of any deed, the actual amount of money and the monetary value of any other thing of value constituting the entire compensation paid or to be paid for the transfer of title to the lands, tenements or other realty, including the remaining amount of any prior mortgage to which the transfer is subject or which is assumed and agreed to be paid by the Grantee and any other lien or encumbrance not paid, satisfied or removed in connection with the transfer of title. (C. 49, P.L 1968, Section 1, as amended.)
6. FULL EXEMPTION FROM THE REALTY TRANSFER FEE (GRANTOR/GRANTEE)
     The fee imposed by this Act shall not apply to a deed: (a) For consideration of less than $100; (b) By or to the United States of America, this State, or any instrumentality, agency or subdivision; (c) Solely in order to provide or release security for a debtor obligation; (d) Which confirms or corrects a deed previously recorded; (e) On a sale for delinquent taxes or assessments; (f) On partition; (g) By a receiver, trustee in bankruptcy or liquidation, or assignee for the benefit of creditors; (h) Eligible to be recorded as an "ancient deed" pursuant to R.S. 46:16-7; (i) Acknowledged or proved on or before July 3, 1968; (j) Between husband and wife, or parent and child; (k) Conveying a cemetery lot or plot; (I) In specific performance of a final judgment; (m) Releasing a right of reversion; (n) Previously recorded in another county and full Realty Transfer Fee paid or accounted for as evidenced by written instrument, attested to by the grantee and acknowledged by the county recording officer of the county of such prior recording, specifying the county, book, page, date of prior recording, and amount of Realty Transfer Fee previously paid; (o) By an executor or administrator of a decedent to a devisee or heir to effect distribution of the decedent's estate in accordance with the provisions of the decedent's will or the intestate laws of this State; (p) Recorded within 90 days following the entry of a divorce decree which dissolves the marriage between the grantor and grantee; (q) Issued by a cooperative corporation, as part of a conversion of all of the assets of the cooperative corporation into a condominium, to a shareholder upon the surrender by the shareholder of all of the shareholder's stock in the cooperative corporation and the proprietary lease entitling the shareholder to exclusive occupancy of a portion of the property owned by the corporation.
7. PARTIAL EXEMPTION FROM THE REALTY TRANSFER FEE (C. 176, P.L.1975; C.113, P.L. 2003; C. 66 P.L. 2004)
     The following transfers of title to real property shall be exempt from State portions of the Basic Fee, Supplemental Fee, and General Purpose Fee, as applicable: 1. The sale of any one or two-family residential premises which are owned and occupied by a senior citizen, blind person, or disabled person who is the seller in such transaction; provided, however, that except in the instance of a husband and wife no exemption shall be allowed if the property being sold is owned as joint tenants and one or more of the owners is not a senior citizen, blind person, or disabled person; 2. The sale of Low and Moderate Income Housing conforming to the requirements as established by this Act.
     For the purposes of this Act, the following definitions shall apply:
     "Blind person" means a person whose vision in his better eye with proper correction does not exceed 20/200 as measured by the Snellen chart or a person who has a field defect in his better eye with proper correction in which the peripheral field has contracted to such an extent that the widest diameter of visual field subtends an angular distance no greater than 20 degrees.
     "Disabled person" means any resident of this State who is permanently and totally disabled, unable to engage in gainful employment, and receiving disability benefits or any other compensation under any federal or State law.
     "Senior citizen" means any resident of this State of the age of 62 or over. "Low and Moderate Income Housing" means any residential premises, or part thereof, affordable according to Federal Department of Housing and Urban Development or other recognized standards for home ownership and rental costs occupied or reserved for occupancy by households with a gross Income equal to 80% or less of the median gross household income for households of the same size within the housing region in which the housing is located, but shall include only those residential premises subject to resale controls pursuant to contractual guarantees.
     "Resident of the State of New Jersey" means any claimant who is legally domiciled in this State when the transfer of the subject property is made. Domicile is what the claimant regards as the permanent home to which he intends to return after a period of absence. Proofs of domicile include a New Jersey voter registration, motor vehicle registration and driver's license, and resident tax return filing.
8. TRANSFERS OF NEW CONSTRUCTION
     "New construction" means any conveyance or transfer of property upon which there is an entirely new improvement not previously occupied or used for any purpose. On transfers of new construction, the words "NEW CONSTRUCTION" shall be printed clearly at the top of the first page of the deed, and an Affidavit by the grantor stating that the transfer is of property upon which there is new construction shall be appended to the deed.
9. REALTY TRANSFER FEE IS A FEE IN ADDITION TO OTHER RECORDING FEES
     The fee imposed under Chapter 49, P.L. 1968, as amended, is in addition to the usual recording fees imposed under Chapter 123, P.L. 1965, Section 2 (C. 22A: 4-4.1). The county recording officer is required to collect the Realty Transfer Fee at the time the deed is offered for recording/transfer.
10. PENALTY FOR WILLFUL FALSIFICATION OF CONSIDERATION AND TRANSFERS OF NEW CONSTRUCTION
     Any person who knowingly falsifies the consideration recited in a deed or in the proof or acknowledgement of the execution of a deed or in an affidavit annexed to a deed declaring the consideration therefor or a declaration in an affidavit that a transfer is exempt from recording fee is guilty of a crime of the fourth degree (Chapter 308, P.L. 1991, effective June 1, 1992). Grantors conveying title of new construction who fail to subscribe and append to the deed an affidavit to that effect in accordance with the provisions of subsection c. of section 2 of Chapter 49, P.L. 1968(C.46:15-6) is guilty of a disorderly persons offense. The Division of Taxation is entitled to review the Fees collected pursuant to the State Uniform Procedure Law. The Director of the Division of Taxation is authorized to make deficiency assessments to taxpayers who have, intentionally or mistakenly, underestimated the consideration or sales price of properties on the Affidavit of Consideration attached to deeds and upon which the Realty Transfer Fee is based.


EXHIBIT B

Map of "Drainage Easement Area"